UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON , D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 16, 2009

Date of earliest event reported: August 2, 2009

BECKMAN COULTER, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10109	95-104-0600
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 N. Harbor Boulevard

Fullerton, California 92834-3100

(Address of principal executive offices) (Zip Code)

(714) 871-4848

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On August 4, 2009, Beckman Coulter, Inc. filed a Form 8-K to report that it had closed its acquisition of Olympus Corporation’s diagnostic systems business. In response to Item 9.01(b) of the Form 8-K, we stated that we would file the required pro forma information by amendment. This Form 8-K/A is being filed to provide the required pro forma financial information.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of Beckman Coulter, Inc., which includes the diagnostic systems business acquired from Olympus Corporation, for the year ended December 31, 2008 and as of and for the six months ended June 30, 2009 are filed as Exhibit 99.1.

(d) Exhibits.

Exhibit No.	Description

99.1	Unaudited pro forma financial statements of Beckman Coulter, Inc. for the year ended December 31, 2008 and as of and for the six months ended June 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 16, 2009	BECKMAN COULTER, INC.

	By:	/s/ Patricia Stout
	Name:	Patricia Stout
	Title:	Deputy General Counsel